Employee Benefit Plan, Risk and Uncertainty	12 Months Ended
Dec. 31, 2025
EBP 401K
EBP, Risk and Uncertainty [Line Items]
EBP, Risk and Uncertainty	Risks and Uncertainties
The Plan provides for investments in common stock and mutual funds. Investment securities are generally exposed to various risks, including interest rate risk, credit risk, and overall market volatility. Due to the level of risk associated with certain investment securities, it is reasonably possible that changes in the fair values of these investments will occur in the near term and that such changes could materially affect the amounts reported in the accompanying Statements of Net Assets Available for Benefits and participant account balances.